NUVEEN SMALL CAP VALUE FUND

SUPPLEMENT DATED AUGUST 1, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

1.	The section “Fund Summaries—Nuveen Small Cap Value Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.32%	0.32%	0.32%	0.32%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	1.56%	2.31%	1.81%	1.31%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.49%	2.24%	1.74%	1.24%

1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through February 28, 2016 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 1.40%, 2.15%, 1.65% and 1.15% for Class A, Class C, Class R3 and Class I shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

2.	The section “Fund Summaries—Nuveen Small Cap Value Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond February 28, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$718	$227	$177	$126	$718	$227	$177	$126
3 Years	$1,029	$711	$559	$404	$1,029	$711	$559	$404
5 Years	$1,366	$1,225	$970	$707	$1,366	$1,225	$970	$707
10 Years	$2,316	$2,637	$2,117	$1,569	$2,316	$2,637	$2,117	$1,569

3.	The fifth paragraph of the section “How We Manage Your Money—Who Manages the Fund—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through February 28, 2015 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Fund	Class A	Class C	Class R3	Class I
Nuveen Equity Index Fund	0.62%	1.37%	0.87%	0.37%
Nuveen Mid Cap Index Fund	0.75%	1.50%	1.00%	0.50%
Nuveen Mid Cap Value Fund	1.34%	2.09%	1.59%	1.09%
Nuveen Small Cap Growth Opportunities Fund	1.47%	2.22%	1.72%	1.22%
Nuveen Small Cap Index Fund	0.83%	1.58%	1.08%	0.58%

Nuveen Fund Advisors has contractually agreed to waive fees and/or reimburse expenses through February 28, 2016 so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, for the following Fund do not exceed the percentages of the average daily net assets listed below of any class of Fund shares.

Fund	Class A	Class C	Class R3	Class I
Nuveen Small Cap Value Fund	1.40%	2.15%	1.65%	1.15%

PLEASE KEEP THIS WITH YOUR

PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCVP-0814P